                                                                    EXHIBIT 10.1



                   THIRD AMENDMENT TO THE AMENDED AND RESTATED
               HARBINGER CORPORATION EMPLOYEE STOCK PURCHASE PLAN

         THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED HARBINGER CORPORATION EMPLOYEE STOCK PURCHASE PLAN (the "Amendment") is made effective as of September 30, 1998 (the "Effective Date"), by HARBINGER CORPORATION, a corporation organized and doing business under the laws of the State of Georgia (the "Company"). All capitalized terms in this Amendment have the meaning ascribed to such term as in the Harbinger Corporation Employee Stock Purchase Plan (the "Plan"), unless otherwise stated herein.

                              W I T N E S S E T H:

         WHEREAS, the Plan has been amended on two prior occasions and the Board of Directors desires to again amend the Plan pursuant to the authority set forth in Plan Section 16;

         NOW THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

         SECTION 2. "Definitions", is hereby amended by substituting the following definition of "PURCHASE PERIOD":

         "PURCHASE PERIOD means the period beginning 48 hours after the release of operating results for the immediately prior quarter and ending 48 hours after the release of operating results for the then current quarter."

         IN WITNESS WHEREOF, the Company has caused this THIRD AMENDMENT TO THE AMENDED AND RESTATED HARBINGER CORPORATION EMPLOYEE STOCK PURCHASE PLAN to be executed and effective for the third quarter of the 1998 Plan year.

                                      HARBINGER CORPORATION

                                      By:    /s/ C. Tycho  Howle
                                         --------------------------------------
                                                 C. Tycho Howle, Chairman & CEO
    ATTEST:

    By:  /s/ Joel G. Katz
       ---------------------------
         Joel G. Katz, Secretary